                                                                     EXHIBIT 99e



                               POWERTEL USA, INC.



                                    97-30265


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                                   AUGUST 1997



The Trustee is filing an incomplete Monthly Operating Report due to the lack of complete records. The former officers of PowerTel USA, Inc. have not cooperated with the Trustee by providing the necessary Information. The Books and Records are missing. Therefore, it is impossible for the Trustee to file a complete Monthly Operating Report.


                                                       /s/ Barry L. Solomon
                                                       BARRY L. SOLOMON, TRUSTEE

                                INCOME STATEMENT
                                 (Accrual Basis)
                                  (Month/Year)
                                      8/97

                                                                                     Current                  Year to
                                                                                     Month                    Date
                                                                                  ---------------          ---------------
Income                                                                            $                       $      222828.06
                                                                                  ---------------          ---------------
Cost of Goods Sold
         Beginning Inventory                                                      $                       $
                                                                                  ---------------         ----------------
         Inventory Purchases                                                      $                       $
                                                                                  ---------------         ----------------
         Ending Inventory                                                         $                       $
                                                                                  ---------------         ----------------
         Total Costs of Goods Sold                                                $                       $
                                                                                  ---------------         ----------------

Operating Expenses
         Income from San Jacinto to new owner                                     $      24354.09         $       24354.09
                                                                                  ---------------         ----------------
         Employee Benefits                                                        $                       $
                                                                                  ---------------         ----------------
         Equipment Lease Payments                                                 $                       $
                                                                                  ---------------         ----------------
         Rent                                                                     $         39.00         $         270.00
                                                                                  ---------------         ----------------
         Secured Debt Payments                                                    $                       $
                                                                                  ---------------         ----------------
         Utilities                                                                $                       $
                                                                                  ---------------         ----------------
         Telephone                                                                $                       $
                                                                                  ---------------         ----------------
         Repairs & Maintenance                                                    $                       $        2710.00
                                                                                  ---------------         ----------------
         Misc. Office Expense                                                     $                       $          32.00
                                                                                  ---------------         ----------------
         U. S. Trustee                                                            $                       $         250.00
                                                                                  ---------------         ----------------
         Travel & Entertainment                                                   $                       $
                                                                                  ---------------         ----------------
         Professional Fees                                                        $      12667.17         $       13795.92
                                                                                  ---------------         ----------------
         Operating Fees                                                           $       3500.00         $        3500.00
                                                                                  ---------------         ----------------
         Insurance:                 Liability                                     $                       $
                                                                                  ---------------         ----------------
                                    Property                                      $                       $
                                                                                  ---------------         ----------------
                                    Vehicle                                       $                       $
                                                                                  ---------------         ----------------
                                    Worker's Compensation                         $                       $
                                                                                  ---------------         ----------------
                                    Other    Bond                                 $       1020.00         $        1020.00
                                                                                  ---------------         ----------------
         Taxes:                     Payroll                                       $                       $
                                                                                  ---------------         ----------------
                                    Sales                                         $                       $
                                                                                  ---------------         ----------------
                                    Income                                        $                       $
                                                                                  ---------------         ----------------
                                    Real Property                                 $                       $
                                                                                  ---------------         ----------------
                                    Personal Property                             $                       $
                                                                                  ---------------         ----------------

         Total Operating Expenses                                                 $      41612.26         $       45932.01
                                                                                  ---------------         ----------------
         Total Profit (Loss) from Operations                                      $     (41612.26)        $     $176896.05
                                                                                  ---------------         ----------------
         Other Income (Expense)                                                   $                       $
                                                                                  ---------------         ----------------
                  Gain (Loss) on Sale of Assets                                   $                       $
                                                                                  ---------------         ----------------
                  Interest Expense                                                $                       $
                                                                                  ---------------         ----------------
                  Interest Income                                                 $        431.52         $        1189.66
                                                                                  ---------------         ----------------
                  Dividend Income                                                 $                       $
                                                                                  ---------------         ----------------
                  Total                                                           $        431.52         $        1189.66
                                                                                  ---------------         ----------------

         Total Profit (Loss) for Month                                            $     (41180.74)        $     $178085.71
                                                                                  ---------------         ----------------

                                  (Form No. 2)

                               CASH FLOW STATEMENT
                                  (Month/Year)
                                      8/97

                                                                                           Projected
                                                                   Reported               For current
                                                                    Month                    Month
                                                                --------------           --------------
         Receipts:

         Sales (Cash Only)                                      $                        $
                                                                --------------           --------------
         Collections of Accounts Receivable                     $                        $
                                                                --------------           --------------
         Other Income                                           $       431.52           $
                                                                --------------           --------------

Total Receipts                                                  $       431.52           $
                                                                --------------           --------------

Disbursements:

         Transfer income from San Jacinto to New Owner          $     24354.09           $
                                                                --------------           --------------
         Salaries and Wages                                     $                        $
                                                                --------------           --------------
         Employee Benefits                                      $                        $
                                                                --------------           --------------
         Equipment Lease Payments                               $                        $
                                                                --------------           --------------
         Rent                                                   $        39.00           $
                                                                --------------           --------------
         Secured Debt Payments                                  $                        $
                                                                --------------           --------------
         Utilities                                              $                        $
                                                                --------------           --------------
         Telephone                                              $                        $
                                                                --------------           --------------
         Repairs & Maintenance                                  $                        $
                                                                --------------           --------------
         Misc. Office Expense                                   $        32.00           $
                                                                --------------           --------------
         Advertising                                            $                        $
                                                                --------------           --------------
         Travel & Entertainment                                 $                        $
                                                                --------------           --------------
         Professional Fees                                      $     12667.17           $
                                                                --------------           --------------
         Operating Fees                                         $      3500.00           $
                                                                --------------           --------------

Insurance: Liability                                            $                        $
                                                                --------------           --------------
           Property                                             $                        $
                                                                --------------           --------------
           Vehicle                                              $                        $
                                                                --------------           --------------
           Worker's Compensation                                $                        $
                                                                --------------           --------------
           Other Bond                                           $      1020.00           $
                                                                --------------           --------------

Taxes: Payroll                                                  $                        $
                                                                --------------           --------------
       Sales                                                    $                        $
                                                                --------------           --------------
       Income                                                   $                        $
                                                                --------------           --------------
       Real Property                                            $                        $
                                                                --------------           --------------
       Personal Property                                        $                        $
                                                                --------------           --------------

Total Disbursements                                             $     41612.26           $
                                                                --------------           --------------

Cash Flow                                                       $    (41180.74)          $
                                                                --------------           --------------

                                  (Form No. 3)

                                 RECAPITULATION
                                      8/97

Balance from Prior Month

         Money Market Account                                                   $         77.13
                                                                                ---------------
                  Bank              Chase
                  Branch            New York
                  Account #         312731324365

         Money Market San Jasinto Account                                       $      17912.09
                                                                                ---------------
                  Bank              Chase
                  Branch            New York
                  Account #         312750667865

         M/M San Jacinto Account                                                $     200694.98
                                                                                ---------------
                  Bank              Chase
                  Branch            New York
                  Account #         312750667867

         Checking San Jacinto                                                            582.25

                  Balance to Carry Forward to Next Month:

           Money Market Account                                                 $     158757.94
                                                                                ---------------

           Money Market Account: San Jacinto                                    $      17951.69
                                                                                ---------------

           Checking S.J. Account                                                $        582.25
                                                                                ---------------
                  Checking 312731324366                                                  793.83

           Money Market S.J. 312750667867                                       $          0.00
                                                                                ---------------

                                  (Form No. 3)

                                  BALANCE SHEET
                                   (MONTH/YR)
                                      8/97

                                     Assets

Current Assets:

       Cash                                                                  $    178085.71
                                                                             --------------
                Accounts Receivable                   $
                                                      --------------
                Allowance for Doubtful
                         Accounts                     $
                                                      --------------
                Accounts Receivable (Net)                                    $
                                                                             --------------
                Inventory                                                    $
                                                                             --------------
                Prepaid Expenses                                             $
                                                                             --------------

                Total Current Assets                                                                $    178085.71
                                                                                                    --------------

Property and Equipment (Fair Market Value)

                Real Property                         $
                                                      --------------
                Machinery and Equipment               $
                                                      --------------
                Furniture and Fixtures                $
                                                      --------------
                Office Equipment                      $
                                                      --------------
                Leasehold Improvements                $
                                                      --------------
                Vehicles                              $
                                                      --------------
                Other                                 $
                                                      --------------

                Total Property and Equipment                                  $
                                                                              --------------
Total Assets:                                                                 $    178085.71
                                                                              --------------

                                   LIABILITIES
                                      8/97

Postpetition Liabilities (Accrued and Unpaid)

                Salaries & Wages                        $
                                                        -------------
                Payroll Taxes                           $
                                                        -------------
                Sales Taxes                             $
                                                        -------------
                Income Taxes                            $
                                                        -------------
                Real Property Taxes                     $
                                                        -------------
                Personal Property Taxes                 $
                                                        -------------
                Accounts Payable                        $
                                                        -------------
                Postpetition Real Property
                         Lease Arrearages               $
                                                        -------------
                Postpetition Equipment
                         Lease Arrearages               $
                                                        -------------
                Accrued Professional Fees
                Other ____________________              $
                      ____________________              -------------
                                                        $
                                                        -------------

                Total Postpetition Liabilities                                $
                                                                              -------------
         Prepetition Liabilities

                Priority Debt (Schedule A-1)            $
                                                        -------------
                Secured Debt (Schedule A-2)             $
                                                        -------------
                Unsecured Debt (Schedule A-3)           $
                                                        -------------

                Total Prepetition Liabilities                                 $
                                                                              -------------
         Shareholder's Equity

                Common Stock                            $
                                                        -------------
                Paid-In Capital                         $
                                                        -------------
                Retained Earnings                       $   178085.71
                                                        -------------

                Total Shareholder's Equity                                    $  178085.71
                                                                              -------------

                Total Liabilities & Equity                                    $
                                                                              -------------

DATE SUBMITTED:          10/03/97

                                     FORM 2
                 ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE            :  97-30265 G    POWERTEL USA, INC.              TRUSTEE           :   BARRY L. SOLOMON (480141)
TAXPAYER I.D.   :  84-0897771,                                   DEPOSITORY        :   THE CHASE MANHATTAN BANK
DATE FILED      :  02/26/97                                      ACCOUNT           :   312731324365 - MONEY MARKET ACCOUNT
PERIOD ENDING   :  08/01/97 - 08/31/97                           BOND AMOUNT       :   BLANKET BOND
--------------------------------------------------------------------------------------------------------------------------
TNS.   {REF #}/
DATE   CHECK #  PAID TO/RECEIVED FROM                       DESCRIPTION OF TRANSACTION
--------------------------------------------------------------------------------------------------------------------------
08/01/97        102      U.S. POSTMASTER                             100 STAMPS TRUSTEE'S FIRST &
                                                                     FINAL APPLICATION FOR
                                                                     COMPENSATION AND
                                                                     REIMBURSEMENT OF ACTUAL
                                                                     EXPENSES
08/07/97        {1,2}    SAN JANCINTO POWER                          TRANSFER FUNDS FROM SALE
                                                                     TO POWERTEL ACCT.
08/07/97        103      INTERNATIONAL SURETIES, LTD.                TRUSTEE BOND
                         210 BARONNE STREET
                         SUITE 1700
                         NEW ORLEANS, LA  70112
08/08/97        104      DESERTRON ELECTRIC INCC                     per invoice of 7-17-97
                         P O BOX 1060
                         N PALM SPRINGS, CA  92258-1060
08/14/97                 To Account #312731324366                    REGULAR TRANSFER
0814/97                  To Account #312731324366                    REGULAR TRANSFER
08/14/97                 To Account #312731324366                    SEE LETTER OF 8-13-97 SAN
                                                                     JACINTO POWER INCOME FROM
                                                                     OPERATIONS SOUTHERN CALIF
                                                                     EDISON
08/29/97                 THE CHASE MANHATTAN BANK                    Interest posting from THE CHASE
                                                                     MANHATTAN BANK on 08/29/97;
                                                                     Current Interest Rate is 2.6000%

                                                                             ACCOUNT TOTALS:
                                                                             Less Bank Transfers:

                                                                             NET RECEIPTS/DISBURSEMENTS:
--------------------------------------------------------------------------------
                                                    MONEY MARKET
MEMO    RECEIPTS          DISBURSEMENTS             BALANCE
--------------------------------------------------------------------------------

08/01/97                           -32.00                    45.13




08/07/97         200,780.77                                  200,825.90

08/07/97                           -1,020.00                 199,805.90



08/08/97                           -3,500.00                 196,305.90


08/14/97                           -500.00*                  195,805.90
08/14/97                           -13,000.00*               182,805.90
08/14/97                           -24,354.09*               158,451.81



08/29/97         306.13                                      158.757.94


                 -------------------------------------       -------------------
                 $201,164.03       $-42,406.09               $158,757.94
                 $      0.00       $-37,854.09
                 -------------------------------------
                 $201,164.03       $-4,552.00

{}Assets reference(s)            * Denotes A Transfer Of Funds

                                                               FORM 2
                                           ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE            :  97-30265 G    POWERTEL USA, INC               TRUSTEE           :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.   :  84-0897771,                                   DEPOSITORY        :  THE CHASE MANHATTAN BANK
DATE FILED      :  02/26/97                                      ACCOUNT           :  312731324366 - CHECKING ACCOUNT
PERIOD ENDING   :  08/01/97 - 08/31/97                           BOND AMOUNT       :  BLANKET BOND
------------------------------------------------------------
TANS.  {REF #}/
DATE   CHECK #           PAID TO/RECEIVED FROM
------------------------------------------------------------
08/14/97                 From Account #312731324365
08/14/97                 From Account #312731324365
08/14/97                 From Account #312731324365



08/14/97        101      STEPHEN R. HARRIS, ESQ.
                         BELDING & HARRIS
                         417 WEST PLUMB LANE
                         RENO, NV  89509
08/14/97        102      STEPHAN R. HARRIS, ESQ.
                         BELDING & HARRIS
08/14/97        103      SECURITY PUBLIC STORAGE
                         39-505 BERKEY DR
                         PALM DESERT, CA
08/14/97        104      VENTURE PACIFIC, INC
                         C/O CHRISTOPHER LEE, ESQ
                         351 CALIFORNIA ST #800
                         SAN FRANCISCO, CA  94104

-------------------------------------------------------------------------------------------------------------------
                                                                                                MONEY MARKET
DESCRIPTION OF TRANSACTION         MEMO     RECEIPTS         DISBURSEMENTS                      BALANCE
-------------------------------------------------------------------------------------------------------------------
08/14/97   REGULAR TRANSFER                            500.00*                                             500.00
08/14/97   REGULAR TRANSFER                            13,000.00*                                          13,000.00
08/14/97   SEE LETTER OF 8-13-97 SAN                   24,354.09*                                          37,854.09
           JACINTO POWER INCOME FROM
           OPERATIONS SOUTHER CALIF
           EDISON
08/14/97   ATTORNEY FEES                                                -12,187.50                         25,666.59



08/14/97   EXPENSES                                                     -479.67                            25,186.92

08/14/97   SPACE E15-01                                                 -39.00                             25,147.92


08/14/97   SAN JANCINTO POWER INCOME                                    -24,354.09                         793.83
           FROM OPERATIONS AND
           ELECTRIC USAGE OF SO. CALIF.
           EDISON

                                            ---------------  -------------------                -------------------
         ACCOUNT TOTALS:                    $37,854.09       $-37,060.26                        $793.83
         Less Bank Transfers:               $37,854.09             $0.00
                                            ---------------  -------------------
         NET RECEIPTS/DISBURSEMENTS:        $     0.00       $-37,060.26

{}Assets reference(s)            * Denotes A Transfer Of Funds

           DATE SUBMITTED:          10/03/97

                                                                    FORM 2
                                                ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE            :  97-30265 G    POWERTEL USA, INC     TRUSTEE           :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.   :  84-0897771,                         DEPOSITORY        :  THE CHASE MANHATTAN BANK
DATE FILED      :  02/26/97                            ACCOUNT           :  312731324366 - CHECKING ACCOUNT
PERIOD ENDING   :  08/01/97 - 08/31/97                 BOND AMOUNT       :  BLANKET BOND
-----------------------------------------------------------------------------------
TANS.  {REF #}/
DATE   CHECK #  PAID TO/RECEIVED FROM                  DESCRIPTION OF TRANSACTION
-----------------------------------------------------------------------------------

                                                       CASE TOTALS:
                                                       Less Bank Transfers:

                                                       NET RECEIPTS/DISBURSEMENTS:




                                                       Gross Receipts:
                                                       Less Payments to Debtor:

                                                       Net Estate:

----------------------------------------------------------
                                              MONEY MARKET
MEMO     RECEIPTS         DISBURSEMENTS       BALANCE
----------------------------------------------------------

         $239,018.12      $-79,466.35         $159,551.77
         $ 37,854.09      $-37,854.09
         ------------     ------------
         $201,164.03      $-41,612.26




         $201,164.03
               $0.00
         -----------
         $201,164.03

{}Assets reference(s)            * Denotes A Transfer Of Funds

DATE SUBMITTED:          10/03/97

                                     FORM 2
                 ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE            :  97-30265A G   SAN JACINTO POWER GROUP         TRUSTEE          :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.   :  88-0309701,                                   DEPOSITORY       :  THE CHASE MANHATTAN BANK
DATE FILED      :  02/26/97                                      ACCOUNT          :  312750667865 - MONEY MARKET ACCOUNT
PERIOD ENDING   :  08/01/97 - 08/31/97                           BOND AMOUNT      :  BLANKET BOND
------------------------------------------------------------------------------------------------------------------------
TANS.  {REF #}/
DATE   CHECK #  PAID TO/RECEIVED FROM                       DESCRIPTION OF TRANSACTION         MEMO
------------------------------------------------------------------------------------------------------------------------
8/29/97                  THE CHASE MANHATTAN BANK           Interest posting from THE CHASE
                                                            MANHATTAN BANK on 08/29/97;
                                                            Current Interest Rate is 2.6000%

                                                                     ACCOUNT TOTALS:
                                                                     Less Bank Transfers:

                                                                     NET RECEIPTS/DISBURSEMENTS:
------------------------------------------------
                                    MONEY MARKET
RECEIPTS         DISBURSEMENTS      BALANCE
------------------------------------------------
8/29/97       39.60                               17,951.69


              ------------     ------------       ----------
              $  22,853.69     $  -4,902.00       $17,951.69
              $       0.00     $  -2,000.00
              ------------     ------------
              $  22,853.69     $  -2,902.00

           {}Assets reference(s)            * Denotes A Transfer Of Funds

DATE SUBMITTED:          10/03/97

                                     FORM 2
                 ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE            :  97-30265A G   POWERTEL USA, INC               TRUSTEE           :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.   :  88-0309701,                                   DEPOSITORY        :  THE CHASE MANHATTAN BANK
DATE FILED      :  02/26/97                                      ACCOUNT           :  312750667866 - CHECKING ACCOUNT
PERIOD ENDING   :  08/01/97 - 08/31/97                           BOND AMOUNT       :  BLANKET BOND
---------------------------------------------------------------------------------------------------------------------
TANS.  {REF #}/
DATE   CHECK #  PAID TO/RECEIVED FROM              DESCRIPTION OF TRANSACTION         MEMO
---------------------------------------------------------------------------------------------------------------------

                                                            ACCOUNT TOTALS:
                                                            Less Bank Transfers:

                                                            NET RECEIPTS/DISBURSEMENTS:
-------------------------------------------------
                                     MONEY MARKET
RECEIPTS         DISBURSEMENTS       BALANCE
-------------------------------------------------

             $ 2,000.00       $-1,417.75          $582.25
             $ 2,000.00       $     0.00
             ----------       -----------
             $     0.00       $-1,417.75

{}Assets reference(s)            * Denotes A Transfer Of Funds

DATE SUBMITTED:          10/03/97

                                                                    FORM 2
                                                ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE            :  97-30265A G   POWERTEL USA, INC               TRUSTEE           :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.   :  88-0309701,                                   DEPOSITORY        :  THE CHASE MANHATTAN BANK
DATE FILED      :  02/26/97                                      ACCOUNT           :  312750667867 - MONEY MARKET ACCOUNT
PERIOD ENDING   :  08/01/97 - 08/31/97                           BOND AMOUNT       :  BLANKET BOND
----------------------------------------------------------------------------------------------------------
TANS.  {REF #}/
DATE   CHECK #  PAID TO/RECEIVED FROM     DESCRIPTION OF TRANSACTION                  MEMO     RECEIPTS
----------------------------------------------------------------------------------------------------------
08/07/97                 POWERTEL                  TRANSFER FUNDS TO POWERTEL                  -200,780.77
08/07/97                 CHASE BANK                FINAL TRANSFER BEFORE                       85.79
                                                   CLOSING ACCOUNT
                                                                                               -----------
                                                            ACCOUNT TOTALS:                    $0.00
                                                            Less Bank Transfers:               $0.00
                                                                                               -----
                                                            NET RECEIPTS/DISBURSEMENTS:        $0.00

                                                            CASE TOTALS:                       $24,853.69
                                                            Less Bank Transfers:               $ 2,000.00
                                                            NET RECEIPTS/DISBURSEMENTS:        $22,853.69





                                                                 Gross Receipts:               $22,853.69
                                                                 Less Payments to Debtor:           $0.00
                                                                                               ----------
                                                                 Net Estate:                   $22,853.69
-----------------------------------
                       MONEY MARKET
DISBURSEMENTS          BALANCE
-----------------------------------
08/07/97                             -85.79
08/07/97                               0.00

              -----------            ----------
              $0.00                  $0.00
              $0.00
              -----
              $0.00

              $-6,319.75             $18,533.94
              $-2,000.00
              $-4,319.75

{}Assets reference(s)            * Denotes A Transfer Of Funds